Exhibit 10.1

AMENDMENT NO. 2

TO THE MATERIAL TRANSFER AND EVALUATION AGREEMENT

between

Ceres, Inc.

and

The Texas A&M University System

This Amendment No. 2 is made and entered into by and between Ceres, Inc. (“CERES”), a corporation with principal offices at Thousand Oaks, California, and The Texas A&M University System (“SYSTEM”) of which Texas A&M AgriLife Research (“AGRILIFE”) is a member, both having principal offices in College Station, Texas, parties to the Material Transfer and Evaluation Agreement dated April 23, 2008 as subsequently amended on April 23, 2011.

WITNESSETH:

WHEREAS, the parties have entered into a Material Transfer and Evaluation Agreement, as amended, (SYSTEM Internal Ref. No. MTA-001018) regarding sorghum germplasm material (“MATERIALS”) which have not been formally released through the AGRILIFE Plant Review Committee; and

WHEREAS, thel Material Transfer and Evaluation Agreement, as amended, defined the term of the Agreement to remain in effect until November 1, 2012; and

WHEREAS, CERES desires to continue its evaluation beyond the existing term so that it can provide information back to SYSTEM and AGRILIFE regarding its potential commercial interest in MATERIALS; and

WHEREAS, SYSTEM agrees to extend the term of the Agreement to November 1, 2013.

NOW THEREFORE, the parties agree that the Material Transfer and Evaluation Agreement of April 23, 2008, as subsequently amended, is hereby further amended as follows:

1.	DELETE paragraph 4.01 in its entirety.

2.	ADD a new paragraph 4.01 as follows:

4.01.	Expiration. This Agreement, unless sooner terminated as provided herein, will remain in effect until November 1, 2013.

EXCEPT as provided herein, all terms and conditions of the Material Transfer and Evaluation Agreement dated April 23, 2008 remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to become effective on November 1, 2012 when executed below by the last signatory to this Amendment.

CERES, INC.	THE TEXAS A&M UNIVERSITY SYSTEM

/s/ Michael Stephenson	/s/ Brett Cornwell
By: Michael Stephenson	Brett Cornwell
Title: Vice President of Operations	Associate Vice Chancellor for Commercialization
Date: 1/3/2013	Date: 1-3-2013

TEXAS A&M AGRILIFE RESEARCH

/s/ Paul Kuc	/s/ Bill F. McCutchen
By: Paul Kuc	Bill McCutchen
Title: Chief Financial Officer	Executive Associate Director
Date: 1/3/2013	Date: 1-8-2013

MTA-001018	Page 1 of 1	Unreleased Germplasm (S4a)